Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@NetSuite.com	meili@netsuite.com

NETSUITE ANNOUNCES FIRST QUARTER 2011 FINANCIAL RESULTS

•	Record Q1 Revenue of $53.4 Million, a 21% Year-over-Year Increase

•	Recurring Revenue Grows 20% Year-over-Year to $45.8 Million

•	Non-GAAP Net Income Grows 52% Year-over-Year

•	Calculated Billings Grows 30% Year-over-Year

•	Record Quarterly Operating Cash Flow of $6.7 Million

SAN MATEO, Calif. — April 28, 2011—NetSuite Inc. (NYSE: N), the industry’s leading provider of cloud-based financials / ERP software suites, today announced operating results for its first quarter ended March 31, 2011.

Total revenue for the first quarter of 2011 was $53.4 million, representing a 21% increase over the prior year. Subscription and support revenue for the first quarter was $45.8 million, representing 20% growth over the same period in the prior year.

Calculated billings, defined as revenue plus the change in deferred revenue, were $61.8 million for the quarter, a 30% increase over the first quarter of 2010.

Cash flow from operations was $6.7 million in the quarter, an increase of $2.0 million, or 43%, over the same period last year.

On a GAAP basis, net loss for the first quarter of 2011 was $7.7 million, or $(0.12) per share, as compared to a net loss of $6.8 million, or $(0.11) per share, in the first quarter of 2010.

Non-GAAP net income for the first quarter of 2011 was $1.9 million, or $0.03 per share, as compared to non-GAAP net income of $1.2 million, or $0.02 per share, for the first quarter of 2010.

“At the end of Q4, we felt we were hitting the tipping point in ERP as customers large and small began to move from pre-web client/server solutions to NetSuite’s cloud-based offering. Our great Q1 reinforces that this mass migration from legacy Microsoft Dynamics GP/Great Plains and SAP to NetSuite is accelerating in 2011,” said Zach Nelson, CEO of NetSuite. “Our major investment to bring the benefits of NetSuite to the world’s largest companies is also paying dividends as we saw our highest ever average selling price. NetSuite is quickly becoming the safe choice for the world’s largest enterprises as they look to consolidate their mid-tier applications on NetSuite’s cloud-based platform.”

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the Company’s first quarter 2011 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at www.netsuite.com/investors.

The live call can be accessed by dialing 800-210-9006 (U.S.) or 719-325-2454 (outside the U.S.) and referencing passcode: 603-2882. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 603-2882.

About NetSuite

NetSuite Inc. is the industry’s leading provider of cloud-based financials / Enterprise Resource Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM), Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite’s “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and NetSuite’s scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates, and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed on March 3, 2011, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non- GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non- GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

Click here to download the press release, financial tables and non-GAAP reconciliation.

NOTE: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces First Quarter 2011 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	March 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$111,576	$104,298
Accounts receivable, net of allowances of $441 and $456 as of March 31, 2011 and December 31, 2010, respectively	30,575	27,235
Deferred commissions	16,119	15,401
Other current assets	17,205	7,190

Total current assets	175,475	154,124
Property and equipment, net	20,400	19,847
Deferred commissions, non-current	1,594	1,389
Goodwill	27,340	27,340
Other intangible assets, net	11,449	12,507
Other assets	2,081	2,086

Total assets	$238,339	$217,293

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,463	$1,489
Deferred revenue	83,892	75,827
Accrued compensation	10,992	12,048
Accrued expenses	5,769	5,144
Other current liabilities	15,145	5,599

Total current liabilities	118,261	100,107
Long-term liabilities:
Deferred revenue, non-current	5,573	5,312
Other long-term liabilities	5,314	5,590

Total long-term liabilities	10,887	10,902

Total liabilities	129,148	111,009

Stockholders’ equity:
Common stock	659	649
Additional paid-in capital	426,996	416,582
Accumulated other comprehensive income	733	578
Accumulated deficit	(319,197)	(311,525)

Total equity	109,191	106,284

Total liabilities and stockholders’ equity	$238,339	$217,293

NetSuite Announces First Quarter 2011 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Revenue:
Subscription and support	$45,814	$44,229	$41,834	$39,779	$38,122
Professional services and other	7,627	7,838	7,909	7,310	6,128

Total revenue	53,441	52,067	49,743	47,089	44,250
Cost of revenue:
Subscription and support (1)	7,631	6,870	6,848	6,556	6,634
Professional services and other (1)	8,402	8,651	8,546	8,907	8,637

Total cost of revenue	16,033	15,521	15,394	15,463	15,271

Gross profit	37,408	36,546	34,349	31,626	28,979

Operating expenses:
Product development (1)	9,447	8,568	9,482	8,918	8,051
Sales and marketing (1)	27,461	26,191	24,363	21,881	20,379
General and administrative (1)	7,877	7,459	7,110	7,789	6,874

Total operating expenses	44,785	42,218	40,955	38,588	35,304

Operating loss	(7,377)	(5,672)	(6,606)	(6,962)	(6,325)
Other income / (expenses) and income taxes, net	(295)	(773)	(352)	(278)	(512)

Net loss	(7,672)	(6,445)	(6,958)	(7,240)	(6,837)
Less: Net loss attributable to the noncontrolling interest	—	—	—	—	14

Net loss attributable to NetSuite Inc. common stockholders	$(7,672)	$(6,445)	$(6,958)	$(7,240)	$(6,823)

Net loss per share attributable to NetSuite Inc. common stockholders	$(0.12)	$(0.10)	$(0.11)	$(0.11)	$(0.11)

Weighted average number of shares used in computing net loss per common share	65,384	64,539	63,965	63,470	63,094

(1)	Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Cost of revenue:
Subscription and support	$972	$916	$990	$872	$820
Professional services and other	964	1,017	1,042	942	801
Operating expenses:
Product development	2,180	2,395	2,724	2,420	2,184
Sales and marketing	3,085	2,900	2,753	2,400	2,196
General and administrative	2,363	1,990	2,028	2,479	2,068

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$9,564	$9,218	$9,537	$9,113	$8,069

NetSuite Announces First Quarter 2011 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(7,377)	$(5,672)	$(6,606)	$(6,962)	$(6,325)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	9,564	9,218	9,537	9,113	8,069

Non-GAAP operating income	$2,187	$3,546	$2,931	$2,151	$1,744

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc. common stockholders	$(7,672)	$(6,445)	$(6,958)	$(7,240)	$(6,823)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	9,564	9,218	9,537	9,113	8,069

Non-GAAP net income attributable to NetSuite Inc. common stockholders	$1,892	$2,773	$2,579	$1,873	$1,246

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	65,384	64,539	63,965	63,470	63,094
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	4,038	3,979	3,237	2,914	2,632

Non-GAAP weighted average shares used in computing non-GAAP net income per common share	69,422	68,518	67,202	66,384	65,726

GAAP net loss per share attributable to NetSuite Inc. common stockholders	$(0.12)	$(0.10)	$(0.11)	$(0.11)	$(0.11)

Non-GAAP net income per share attributable to NetSuite Inc. common stockholders	$0.03	$0.04	$0.04	$0.03	$0.02

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income / (loss), net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.
(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces First Quarter 2011 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Three months ended March 31,
	2011	2010
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(7,672)	$(6,823)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,143	1,903
Amortization of other intangible assets	1,072	1,241
Provision for accounts receivable allowances	28	133
Stock-based compensation	8,493	6,762
Amortization of deferred commissions	7,363	5,251
Noncontrolling interests	—	(14)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(3,374)	1,548
Deferred commissions	(8,287)	(4,354)
Other current assets	(1,562)	(2,448)
Other assets	(10)	422
Accounts payable	1,046	(203)
Accrued compensation	(1,054)	(1,183)
Deferred revenue	8,348	3,641
Other current liabilities	433	(962)
Other long-term liabilities	(271)	(235)

Net cash provided by operating activities	6,696	4,679

Cash flows from investing activities:
Purchases of property and equipment	(1,112)	(870)
Capitalized internal use software	(89)	(40)

Net cash used in investing activities	(1,201)	(910)

Cash flows from financing activities:
Payments under capital leases and long-term debt	(103)	(795)
Repurchase of noncontrolling interest	—	(1,370)
RSU acquired to settle employee withholding liability	(71)	(1,952)
Proceeds from issuance of common stock, net of issuance costs	1,963	491

Net cash provided by / (used in) financing activities	1,789	(3,626)

Effect of exchange rate changes on cash and cash equivalents	(6)	(18)

Net change in cash and cash equivalents	7,278	125
Cash and cash equivalents at beginning of period	104,298	96,355

Cash and cash equivalents at end of period	$111,576	$96,480